UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 25, 2009
                -------------------------------------------------
                        Date of Report (Date of earliest
                                event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


    Colorado                         0-11485                  84-1072256
    --------                         -------                  ----------
  (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)                Number)              Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
             ------------------------------------------------------
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable.
                                 ---------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On September 25, 2009, Accelr8 Technology Corporation (the "Company") issued a press release announcing that it had that it has concluded a technical development project with Becton, Dickinson and Company ("BD"). While the Company's technology met formal testing requirements for identification of a subset of relevant species of bacteria, BD advised the Company that it has decided to decline an associated exclusive technology license option.

A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

         The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K


        Exhibit No.                  Description
        -----------                  -----------
           99.1                      Press Release dated September 25, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  September 25, 2009           ACCELR8 TECHNOLOGY CORPORATION

                                    By: /s/ Thomas V. Geimer
                                       -----------------------------------------
                                    Thomas V. Geimer, Chief Executive Officer